                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joy E. Hansen and Timothy J. Schmitt, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which they and each of them may deem necessary or advisable to enable Newmont Mining Corporation (the "Corporation") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of of shares of Common Stock of the Corporation to be issued in exchange for shares of common stock, par value $0.01 per share, of Santa Fe Pacific Gold Corporation and/or in a merger therewith, including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of the Corporation) to a Registration Statement on Form S-4 or such other form as may be appropriate, and to any and all amendments, including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

                              IN WITNESS WHEREOF, the undersigned have
subscribed these presents as of the 3rd day of January 1997.


Signature                     Title
---------                     -----


/s/ J.P. Bolduc                    Director
---------------------------------
 J.P. Bolduc


/s/ Ronald C. Cambre               Chairman, President and
---------------------------------  Chief Executive Officer
 Ronald C. Cambre                  and Director
                                   (Principal Executive Officer)

/s/ Joseph P. Flannery             Director
---------------------------------
 Joseph P. Flannery


/s/ Thomas A. Holmes               Director
---------------------------------
 Thomas A. Holmes


/s/ Robin A. Plumbridge            Director
---------------------------------
 Robin A. Plumbridge


/s/ Moeen A. Qureshi               Director
---------------------------------
 Moeen A. Qureshi


/s/ Michael K. Reilly              Director
---------------------------------
 Michael K. Reilly


/s/ Wayne W. Murdy                 Executive Vice President
---------------------------------  and Chief Financial Officer
 Wayne W. Murdy                    (Principal Financial Officer)



/s/ Gary E. Farmar                 Vice President and Controller
---------------------------------  (Principal Accounting Officer)
 Gary E. Farmar

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joy E. Hansen and Timothy J. Schmitt, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which they and each of them may deem necessary or advisable to enable Newmont Mining Corporation (the "Corporation") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of of shares of Common Stock of the Corporation to be issued in exchange for shares of common stock, par value $0.01 per share, of Santa Fe Pacific Gold Corporation and/or in a merger therewith, including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of the Corporation) to a Registration Statement on Form S-4 or such other form as may be appropriate, and to any and all amendments, including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

                              IN WITNESS WHEREOF, the undersigned have
subscribed these presents as of the 3rd day of January 1997.


Signature                     Title
---------                     -----


/s/ Rudolph I.J. Agnew             Director
---------------------------------
 Rudolph I.J. Agnew


/s/ Leo I. Higdon, Jr.             Director
---------------------------------
 Leo I. Higdon, Jr.


/s/ William I.M. Turner, Jr.       Director
---------------------------------
 William I.M. Turner, Jr.